GOLDMAN SACHS TRUST

Goldman Sachs Financial Square Funds

FST Shares, FST Service Shares, FST Administration Shares,
FST Preferred Shares, FST Select Shares and FST Capital Shares of the

Goldman Sachs Financial Square Prime Obligations Fund
Goldman Sachs Financial Square Money Market Fund
Goldman Sachs Financial Square Treasury Obligations Fund
Goldman Sachs Financial Square Treasury Instruments Fund
Goldman Sachs Financial Square Government Fund
Goldman Sachs Financial Square Federal Fund
Goldman Sachs Financial Square Tax-Free Money Market Fund
(the “Funds”)

Supplement dated May 28, 2010 to the
Prospectuses dated December 29, 2009 (the “Prospectuses”)

The Securities and Exchange Commission recently adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended. Rule 2a-7 governs the regulation of money market funds, including the Funds. In response to these amendments, the following changes are made to each Prospectus.

In the section titled “General Investment Management Approach—Investment Process”, the first bullet point under the heading “2. Managing Interest Rate Risk” is deleted and replaced with the following:

■	Establish weighted average maturity (“WAM”) and weighted average life (“WAL”) targets—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) and WAL (designed to more accurately measure “spread risk”) are constantly revisited and adjusted as market conditions change. An overall strategy is developed by the Investment Adviser based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.

In the section titled “General Investment Management Approach”, the second sentence of the first bullet point at the top of page 3 is deleted and replaced with the following:

Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria including conditions relating to maturity, portfolio diversification, portfolio liquidity and credit quality.

In the section titled “General Investment Management Approach”, the bullet point labeled “Dollar-Weighted Average Portfolio Maturity” is deleted and replaced with the following:

■	Dollar-Weighted Average Portfolio Maturity: Not more than 60 days (as required by Rule 2a-7).

■	Dollar-Weighted Average Portfolio Life: Not more than 120 days (as required by Rule 2a-7).

In the section titled “General Investment Management Approach”, the following is added as the final bullet point:

■	Portfolio Liquidity: The Funds are required to maintain a sufficient degree of liquidity necessary to meet reasonably foreseeable redemption requests. In addition, each Fund must hold at least 30% of its total assets in “weekly liquid assets” (as defined by Rule 2a-7), and each Fund (except for the Tax-Free Money Market Fund) must hold at least 10% of its total assets in “daily liquid assets”. No Fund may acquire an illiquid security if, after the purchase, more than 5% of the Fund’s total assets would consist of illiquid assets.

In the section titled “Fund Investment Objectives and Strategies—Principal Investment Strategies”, footnote 4 to the “Investment Policies Matrix” table is deleted in its entirety, and the remaining footnotes are re-numbered accordingly. In addition, the second sentence of newly re-numbered footnote 4 is deleted and replaced with the following:

The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).

In the section titled “Shareholder Guide—How to Sell Shares—When Will Redemption Proceeds Be Wired?”, the second sentence of the first bullet point following the chart is deleted and replaced with the following:

Redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Investment Company Act and the regulations thereunder.

In the section titled “Appendix A—Additional Information on the Funds—Tender Option Bonds”, the sixth sentence is deleted and replaced with the following:

The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity and average portfolio life.

In the section titled “Appendix A—Additional Information on the Funds—Illiquid Securities”, the first sentence is deleted and replaced with the following:

Each Fund may invest up to 5% of its total assets (measured at the time of purchase) in illiquid securities (i.e., securities that cannot be sold or disposed of in seven days in the ordinary course of business at approximately the value ascribed to them by the Fund).

This Supplement should be retained with your Prospectus for future reference.

00074485
FSQWAMSTK 5-10